UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 21, 2004
                                                        (OCTOBER 20, 2004)

                             ----------------------

                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

                             ----------------------

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-14036                                           43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 WEST 11TH STREET, KANSAS CITY, MISSOURI                              64105
(Address of principal executive offices)                              (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report).

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     DST Systems, Inc. ("DST") has entered into a Stock Purchase Agreement ("Agreement") dated as of October 20, 2004, to sell EquiServe, Inc.
("EquiServe"),  which  is a  wholly-owned  subsidiary  of DST and the  owner  of
EquiServe Trust, N.A. The Agreement is among DST, Computershare Ltd., an Australian corporation ("CPU"), Computershare (US), a Delaware general partnership ("CPUUS"), and EQAC Inc., a Delaware corporation and wholly-owned subsidiary of CPUUS. A copy the Agreement is filed as Exhibit 10.1 to this Form 8-K. No material relationship exists between DST and any of CPU, CPUUS or EQAC Inc.

     Pursuant to the Agreement, DST will receive $216,000,000 and 29,605,000 shares of CPU in exchange for all of the shares of EquiServe (the "Transaction"). The Transaction is the subject of a News Release dated October 20, 2004, which is attached hereto as Exhibit 99.1.

     For a period of five years from the Transaction close date, and except in certain circumstances set forth in the Agreement, DST and certain of its affiliates shall not engage directly or indirectly in a competing business to EquiServe.

     In addition to customary closing conditions, certain regulatory approvals are necessary prior to consummation of the Transaction. The Transaction is not subject to approval of the shareholders of DST or CPU.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS.

EXHIBIT
NUMBER              DESCRIPTION
---------------     ------------------------------------------------------------
10.1                Stock Purchase  Agreement  dated October 20, 2004 among DST,
                    CPU, CPUUS, and EQAC Inc.
99.1                News Release dated October 20, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of October, 2004.


                                               DST SYSTEMS, INC.


                                               By:    /s/ Randall D. Young
                                                  -----------------------------
                                               Name:  Randall D. Young
                                               Title: Vice President, General
                                                      Counsel, Secretary